Stockholders' Equity and Per Share Data	3 Months Ended
Mar. 31, 2014
Shareholders' Equity and Per Share Data [Abstract]
Per Share Data

Note 14.	Stockholders' Equity and Per Share Data
Our certificate of incorporation authorizes 10,020,000,000 shares of capital stock as follows:

•	9,000,000,000 shares of common stock, par value $0.01 per share;

•	1,000,000,000 shares of non-voting common stock, par value $0.01 per share; and

•	20,000,000 shares of preferred stock, par value $0.0001 per share.
Classes of Common Stock
Voting Common Stock
The holders of our common stock are entitled to one vote per share on all matters submitted for action by the stockholders. There were approximately 3.9 billion shares of common stock outstanding as of March 31, 2014.
Treasury Shares
Shares of common stock repurchased by us are recorded at cost as treasury shares and result in a reduction of stockholders' equity. We reissue treasury shares as part of our stockholder approved stock-based compensation programs, as well as upon conversion of outstanding securities that are convertible into common stock. When shares are reissued, we determine the cost using the FIFO method.
Dividends
We did not declare any dividends on our common shares for all periods presented in the consolidated financial statements. We are currently restricted from paying cash dividends by the terms of our revolving bank credit facility (See Note 9. Long-Term Debt, Financing and Capital Lease Obligations).
Accumulated Other Comprehensive Income (Loss)
The components of accumulated other comprehensive (loss) income, net of tax are as follows:

	Successor		Predecessor
	March 31, 2014	December 31, 2013	December 31, 2012
	(in millions)
Unrecognized net periodic pension and postretirement benefit cost	$(54)	$93	$(1,169)
Unrealized net gains related to investments	7	6	9
Foreign currency translation adjustments	4	3	27
Accumulated other comprehensive (loss) income	$(43)	$102	$(1,133)

Per Share Data
Basic net loss per common share is calculated by dividing net loss by the weighted average number of common shares outstanding during the period. Diluted net loss per common share adjusts basic net loss per common share, computed using the treasury stock method, for the effects of potentially dilutive common shares, if the effect is not antidilutive. Outstanding options and restricted stock units (exclusive of participating securities) that had no effect on our computation of dilutive weighted average number of shares outstanding as their effect would be antidilutive were approximately 60 million and 70 million as of the Successor periods ended March 31, 2014 and December 31, 2013, respectively, and 61 million, 74 million, 78 million, and 71 million shares for the Predecessor 191-day period ended July 10, 2013, unaudited three-month period ended March 31, 2013, and years ended December 31, 2012 and 2011, respectively. In addition, as of the Successor period ended March 31, 2014, all 55 million shares issuable under the warrant which was issued to SoftBank at the close of the SoftBank Merger were treated as potentially dilutive securities. The warrant is exercisable at $5.25 per share at the option of Softbank, in whole or in part, at any time within the five-year term.